Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated August 24, 2015
To Allstate Life Insurance Company
Prospectus dated May 1, 2015

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated August 24, 2015
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please 1-877-234-8688).

We are issuing this supplement to reflect changes to the Advanced Series Trust Portfolios.  Please check your Annuity Prospectus to determine which of the following Portfolio changes affect the Annuity that you own.  Accordingly, we make the following changes to your Annuity Prospectus:

I.	Portfolio Mergers (effective October 19, 2015)

On or about October 19, 2015 and subject to shareholder approval, the following Target Portfolios will be merged to the corresponding Acquiring Portfolios as noted below.  All references to the Target Portfolios in your Annuity Prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
AST FI Pyramis® Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio
AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio
AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio

As a result of the above Portfolio mergers, there are no changes to the “Investment Objectives” section of your Annuity Prospectus.

II.	Fee Waivers (effective October 19, 2015)

i.
The Investment Managers have contractually agreed to extend the existing waivers on the above-referenced Target Portfolios and Acquiring Portfolios through October 31, 2016.  These waivers may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.

ii.
AST Goldman Sachs Mid-Cap Growth Portfolio: Subject to shareholder approval, the Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2017.  This waiver may not be terminated prior to June 30, 2017 without prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ACCESSSUP3